Exhibit 99.2

 A Diversified African-focused E&P Business  Updated and Supplemental Information   Combination of VAALCO Energy, Inc. & TransGlobe Energy Corporation  Exhibit 99.2

 Slide 2  All-Share Business Combination of VAALCO & TransGlobe  Unanimously supported by both Boards   Key Terms  Management Team& Employees   Recommended all-share business combination, with resulting equity ownership of 54.5% VAALCO, 45.5% TransGlobe(1)  0.6727 of a VAALCO share per TransGlobe share  Represents a premium to TransGlobe of 24.9% based on VAALCO and TransGlobe’s 30-day VWAP as of 13 July 2022(2)  George Maxwell – CEO and Director of VAALCO, Ron Bain – CFO of VAALCO  Combination of exceptionally strong teams, with complementary skills across Egypt, Canada, Gabon & Equatorial Guinea  Randy Neely, Edward Ok, and Geoff Probert expected to remain with the business through a 3-6 month transition period   TransGlobe teams in Egypt and Canada provide a skillset applicable to the entire combined portfolio  Combined Company Board   7 person board – comprising 6 non-executives (3 VAALCO and 3 TransGlobe) and CEO of VAALCO  Andrew Fawthrop – non-executive Chair of VAALCO  Listings  Continued under the name VAALCO, retaining only NYSE and LSE listings under the ticker: “EGY”  Timetable   VAALCO and TransGlobe Shareholder Votes – Q3/Q4 2022  Completion – expected Q3/Q4 2022  Calculated based on each company’s vested outstanding shares as of the date of the Arrangement Agreement as at 13 July 2022  Calculated as the volume-weighted average price for the 30 preceding trading days for VAALCO (US$7.53/share) and TransGlobe (US$4.06/share) as at 13 July 2022

 Slide 3  Accelerating Shareholder Returns and Value Growth  Creating a world-class African-focused E&P supporting sustainable shareholder returns and growth  Declaration of dividends and terms of the buyback are subject to board approval. Equivalent dividend and buyback value per share calculated as US$ million value divided by the enlarged share capital of ~108 million based on each company’s vested outstanding shares as of the date of the arrangement agreement.  Aggregated figure prepared by management and not reviewed by competent person. Reserve figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. VAALCO’s 1P reserves estimates have been prepared in accordance with U.S. Standards. VAALCO’s 2P reserves estimates represent proved plus probable estimates are prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. TransGlobe’s 1P and 2P reserves estimates were determined in accordance with standards set out in Canadian Oil and Gas Evaluation Handbook (“COGEH”) and the reserves definitions contained in NI 51-101 Standards of Disclosure for Oil and Gas Activities (“NI 51-101”). See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information.  Complementary businesses creating a diversified, African-focused E&P  Complementary asset base spanning Gabon, Egypt, Equatorial Guinea and Canada, diversifying production and revenue  Robust net cash balance sheet providing a strong foundation for meaningful shareholder returns  Significant cash distribution: US$0.25/share through-cycle annual dividend and up to US$0.27/share equivalent post-completion buyback (1)  Step change in production and cash flows support sustainable returns and growth  Near doubling of production and synergy potential support significant cash generation for shareholder returns and growth investment   Material reserves and production with a high quality inventory of multi-year investment options   Significant 1P and 2P (NRI) reserve base of 32 and 51 mmboe with mid-point 2022 guidance production of 18.4 mboe/d (2)   Enlarged scale enhances investment proposition for the global capital markets  Scale and profile of combined group promotes increased market visibility and a significant uplift in trading liquidity   Proven team with anestablished track recordof value creation  Combines two companies with a strong record of value creation and returns, with both share prices gaining 400%+ over the past 2 years

  Canada (onshore)  P  D  A  E  Slide 4  A Diversified African-Focused E&P   1  0  400+  400+  400+  400+  400+  400+   Gabon (offshore)  P  D  A  E   Egypt (onshore)  P  D  A  E   Equatorial Guinea (offshore)  P  D  A  E  P  D  A  E  Production  Development  Appraisal  Near-Field Exploration  Yukon  Quebec  Ontario  British Columbia  Northwest territories  Alberta  Manitoba  Nova Scotia  New Brunswick  Newfoundland and Labrador  Nunavut  Saskatchewan  Prince Edward Island  1  1  Building scale and diversification with an operated, full-cycle, low-risk, high return portfolio   Full-cycle portfolio with material production and cash flows  100% operated assets   Critical mass of operations with running room for growth  Combination of two highly capable subsurface/technical, operational and business development teams  Majority operated assets  Significant near-term growth potential through large drilling inventory  Highly cash generative in current price environment  High-quality technical team supporting the wider business  North American drilling, completion and unconventionals technologies with applications across broader portfolio  2022E Prod (NRI)(1)(2): 9.0-9.5 mbopd   1P Reserves (NRI)(1)(3): 11.2 mmbbl  2P Reserves (NRI)(1)(4): 17.0 mmbbl  Acreage (gross): 46,300  2022E Prod (NRI)(1)(2): 6.6 -7.2 mbopd   1P Reserves (NRI)(1)(5): 12.4 mmbbl  2P Reserves (NRI)(1)(5): 17.4 mmbbl  Acreage (gross): 76,205  Completed feasibility study of Venus standalone project in 2021 and proceeding to a field development plan   Acreage (gross): 57,300  2022E Prod (NRI)(1)(2): 2.1-2.3 mboepd  1P Reserves (NRI)(1)(5): 8.4 mmboe  2P Reserves (NRI)(1)(5): 16.9 mmboe  Acreage (gross): 52,425  Etame Marin PermitWI 58.8% (Operated)  Eastern Desert WI 100% (Operated)  South Ghazalat WI 100% (Operated)  Block P WI 45.9%(6) (Operated)  Harmattan WI 94.5% (Operated)  A Growing, Diversified Footprint in Africa  Supported by High-Quality Canadian Acreage  Net Revenue Interest (“NRI”) share of volumes on a working interest basis, after deduction of royalty.   2022 guidance production. TransGlobe NRI production guidance based on management estimates on royalty and tax rates used for calculation.  Reserves estimates prepared in accordance with U.S. Standards. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates” for more information.  2P reserves represent proved plus probable estimates after deduction of royalties and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information.   Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with the standards set out in COGEH and the reserves definitions contained in the NI 51-101. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” and “Disclaimer – Oil & Gas Advisories Relating to TransGlobe” for more information.   Participating interest of 45.87% inclusive of 2.87% which is awaiting Minister of Mines and Hydrocarbons approval of Amendment 4 of the PSC  Rwanda  Burundi  United Republic of Tanzania  Central African Rep.  Djibouti  Eritrea  Sudan  Chad  Niger  Libya  Tunisia  Morocco  Burkina Faso  Benin  Mali  Ghana  Togo  Guinea  Mauritania  Côte d'Ivoire  Liberia  Sierra Leone  Cameroon  Equatorial Guinea  Guinea-Bissau  Gambia  Senegal  Congo  DRC  Gabon  Namibia  Malawi  Zambia  Zimbabwe  South Africa  Lesotho  Botswana  Mozambique  Swaziland  Western Sahara  Angola  Egypt  Ethiopia  Kenya  Madagascar  Nigeria  Somalia  Uganda  Algeria  South Sudan  1  1  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  Rwanda  Burundi  United Republic of Tanzania  Central African Rep.  Djibouti  Eritrea  Sudan  Chad  Niger  Libya  Tunisia  Morocco  Burkina Faso  Benin  Mali  Ghana  Togo  Guinea  Mauritania  Côte d'Ivoire  Liberia  Sierra Leone  Cameroon  Equatorial Guinea  Guinea-Bissau  Gambia  Senegal  Congo  DRC  Gabon  Namibia  Malawi  Zambia  Zimbabwe  South Africa  Lesotho  Botswana  Mozambique  Swaziland  Western Sahara  Angola  Egypt  Ethiopia  Kenya  Madagascar  Nigeria  Somalia  Uganda  Algeria  South Sudan  Operated    Operated    Operated    Operated    Complementary businesses coming together to create a stronger, Pan-African entity

 Slide 5  Debt Free Balance Sheet Underpins a Robust Financial Framework  Stronger foundation to fund enhanced shareholder returns and growth  1  0  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  Includes proceeds from VAALCO’s March 2022 lifting of US$44.6 million, which were received in April 2022.  Non-GAAP or Non-IFRS financial measure, as applicable. Non-GAAP and other financial measures (including supplemental financial measures) do not have a standardized meaning under IFRS and therefore may not be comparable to similar measures presented by other companies. See appendix for reconciliation to U.S. GAAP or IFRS. See “Disclaimer” for more information.  Declaration of dividends and terms of the buyback are subject to board approval.   Expanded Liquidity at 31 March 2022 (US$m)  (5)  Financial Priorities for the Combined Company  Enhanced Shareholder Returns  Dividends, share buybacks and special distributions(3)  Enhanced African  Inorganic Opportunity Set   Greater scale, stronger balance sheet and additional free cash generation provides access to increased opportunities and a broader range of capital sources to fund inorganic growth  Robust Organic Growth  Development upside in established areas Gabon, Egypt, Canada  Plan of development in Equatorial Guinea progressing towards approval, with additional exploration upside  Gabon exploration upside in new blocks as part of consortium  Maintain Balance Sheet Strength  Both companies in a net cash position with a shared philosophy of fiscal prudence and financial discipline  Maintain sufficient balance sheet liquidity and low financial leverage through commodity cycle  VAALCO has ~US$50m undrawn RBL with Glencore  TransGlobe has ~US$18m RBL with ATB (~US$3m drawn)  Disciplined Investing to Grow Shareholder Value  US$114m  US$49m  (1)  (2)

 Slide 6  Returning Meaningful Value to Shareholders  Better positioned for expanded and more sustainable through-cycle shareholder returns  1  0  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  Shareholder Return is Paramount for the Combined Company(1)  Supplemental Shareholder Returns   Focus on enhancing shareholder distributions through returning excess cash via potential special distributions  Target Dividend  US$28m or US$0.25/share annualized (paid quarterly)(2)  First payment to be made in the first quarter post-completion  Through-cycle sustainable dividend stress tested to US$65/bbl  Enhanced scale, diversification and a stronger combined balance sheet enable increased and more sustainable shareholder returns than would otherwise be possible on a standalone basis  Near-Term Cash Returns to Shareholders (US$m)(1)  Declaration of dividends and terms of the buyback are subject to board approval.   Equivalent dividend and buyback value per share calculated as US$ million value divided by the enlarged share capital of ~108 million based on each company’s vested outstanding shares as of the date of the arrangement agreement.   Based on each company’s vested outstanding share capital as at the date of the arrangement agreement.  Planned Share Buyback  Up to US$30m buyback (equivalent of up to US$0.27/share(2)) to be commenced promptly post completion  Share buyback stress tested at US$80/bbl, providing scope for additional returns during 2023  Equivalent Per Share  (2)  (2)

 Slide 7  Strong Production Underpins Cash Flow Generation   Net Revenue Interest (“NRI”) share of volumes on a working interest basis, after deduction of royalty.  TransGlobe NRI production guidance based on management estimates of the royalty and tax rates used for calculation.  Aggregated figure prepared by management and not reviewed by competent person. Production figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information.   Based on management outlooks. Guidance for 2023 will be made available at a later time.  Per share amounts for 2020 and 2021 are calculated using outstanding shares of VAALCO as of the applicable year end. Per share amount for 2022E is calculated using VAALCO’s vested outstanding shares as of the date of the arrangement agreement.   Per share amount for Combined Company 2022E is calculated using each company’s vested outstanding shares as of the date of the arrangement agreement.  2022 Full Year Daily Production Guidance (NRI)(1) (mboe/d)   96% Oil & Liquids  (3)  Combination diversifies production and income streams, creating a business with critical mass  (2)  VAALCO Production Growth and 2023 Outlook(4) (NRI)(1) (mboe/d)   VAALCO Production Growth (NRI)(1) and 2023 Outlook (boe/share)  +44%  +29%  +15%  Midpoint  (2)(3)  (2)(3)(6)   VAALCO Standalone   VAALCO Standalone  (5)  (5)  (5)  Potential to expand production in 2023 and beyond by high grading high return opportunities in Gabon, Egypt, Equatorial Guinea and Canada  Increased production allows for greater cash flow generation and enhances self funding of future production opportunities  Enhanced cash flow generation could allow:  Increased and sustainable stockholder returns  More optionality in capital allocation  Acceleration of organic and inorganic growth opportunities

 Enhanced Adjusted EBITDA generation could allow:  Increased and sustainable dividends  Expanded share buybacks  More optionality in capital allocation  Acceleration of organic growth opportunities  Larger inorganic acquisition targets  Slide 8  Combination Supports Significant Adjusted EBITDA Growth   Building size and scale to accretively grow value and support an enhanced return profile   1  0  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  Non-GAAP or Non-IFRS financial measure, as applicable. Non-GAAP and other financial measures (including supplemental financial measures) do not have a standardized meaning under IFRS and therefore may not be comparable to similar measures presented by other companies. See appendix for reconciliation to U.S. GAAP or IFRS. See “Disclaimer” for more information. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, adjusted to reflect the impact of hedging but before con-cash or unusual items, such as depletion and non-cash income and expenses. Preliminary outlook Adjusted EBITDA in 2023 assumes US$4 million in near-term cost synergies.   Per share amounts for 2020 and 2021 are calculated using outstanding shares of VAALCO as of the applicable year end. Per share amount for standalone 2022E VAALCO is calculated using VAALCO’s vested outstanding shares as of the date of the arrangement agreement. Per share amount for 2023E is calculated using each company’s vested outstanding shares as of the date of the arrangement agreement and the 0.6727 exchange ratio.  Assumes WTI reference oil price trades at a US$5/bbl discount to Brent, and the AECO-C gas forward curve. 2020, 2021 and until June 2022 is based on actual average monthly pricing of each of the reference commodity prices.  VAALCO Adjusted EBITDA per share(1)(2) (US$/share)  VAALCO Adjusted EBITDA(1) (US$m)  Preliminary outlook provided is not intended as guidance and is based on:  Outlook provides indicative estimates based on various flat Brent oil price(3) assumptions and the strip curve as at the last practicable date ahead of the 14 July 2022 announcement  Includes business plans of both companies for 2022 and 2023 before any post-transaction optimization  Post-closing, VAALCO will conduct a detailed capital allocation ranking exercise to optimize future investment and maximize returns  Optimizing future Combined Company capital allocation and extracting medium-term cost synergies  is expected to further enhance value accretion beyond the current outlook  VAALCO Standalone  Combined  VAALCO Standalone  Combined  ~US$190 – 230m  ~US$350 – 505m  ~US$3.2 – 3.9  ~US$3.2 - 4.7

 Annualized estimated savings  Adding Future Value Through Synergies  Slide 9  Unlocking additional value through cost reductions and operational optimization through the use of best practices  Combined Company could capture cost synergies of up to US$30 to US$50 million through 2030 that would otherwise not be possible on a standalone basis  Immediate Cost Synergies  Medium-Term Cost Synergies  Operational Synergies  Within 6 months post closing  18-24 months post closing  Cancel TransGlobe’s listings on TSX, Nasdaq, AIM  Reduce Board and Executive positions  Consolidation of advisors   Extract cost savings in service contracts across the business given combined scale  Automation, digitalization and process led back office efficiencies  Supply chain led contracting efficiencies on drilling and capital projects  Combination enhances engineering and reservoir expertise, including onshore and offshore operations and development  Expands fracing knowledge and potential operational applications  Annualized estimated savings  US$3-5  million  US$2-4  million

 Slide 10  A Reserve Base to Support Long-Term Growth  Net Revenue Interest (“NRI”) share of volumes on a working interest basis, after deduction of royalty. Reserves estimates prepared in accordance with U.S. Standards. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates” for more information.   Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with standards set out in COGEH and the reserves definitions contained in NI 51-101. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” and “Disclaimer – Oil & Gas Advisories Relating to TransGlobe” for more information.   Aggregated figure prepared by management and not reviewed by competent person. Reserve figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information  2P reserves represent proved plus probable estimates are prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information.   Per share amounts for 2020 and 2021 are calculated using outstanding shares of VAALCO as of the applicable year end.   Per share amount for Combined Company 2021E is calculated using each company’s vested outstanding shares as of the date of the arrangement agreement.  2021YE 2P Reserves (NRI) (mmboe) – 90% Oil  (4)  (2)  2021YE Proved Reserves (NRI) (mmboe) – 92% Oil  (3)  (1)  (2)  Significant value within the existing reserves base, and a track record of growth for shareholders   (3)  Proved Reserves Growth (NRI) (mmboe)   +250%  +55%  VAALCO Proved Reserves Growth (NRI) per share (mmboe/share)  (1)  (1)(2)  (1)(5)  (1)(5)  (3)  (3)(6)   VAALCO Standalone

 Slide 11  Significant Upside in the Enlarged Resource Base   Full-cycle combined portfolio supports long-term reserve and production growth, and facilitates improved capital ranking   1  0  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  RESOURCES  RESERVES  PRODUCTION  Etame Optimization & Drilling   Operational optimization to maximize recovery  Infill drilling 2P reserves to add incremental production  Egypt Infill Drilling / Recompletions  Adding production through near term opportunities in Egypt  Accelerating Canadian Drilling  Ability to accelerate drilling and deliver additional production at higher commodity prices  Block G & H Exploration  Provisionally awarded new exploration blocks with resource potential near Etame field  Longer-Term Egypt Resource Conversion  Contingent resource base to underpin long-term growth opportunities in Egypt   Etame Drilling   Conversion of identified resources to reserves through increased long-term drilling  Additional drilling on structure to unlock further reserves  Block P POD Approval   Potential for near-term 1P reserve additions through plan of development (“POD”) approval  Egypt Reserve Additions  Near-term opportunities to add Egyptian reserves

 Enhanced Proposition for Global Capital Markets  Slide 12  Bringing together two companies with a strong equity market track record  VAALCO and TransGlobe Share Price 2-Year Performance vs. Brent(1)(2)  Source: FactSet as at 13 July 2022   VAALCO, TransGlobe share price and Brent performance are rebased to 100  Pricing represents VAALCO’s NYSE listing and TransGlobes Nasdaq listing  Total volumes represent daily exchange trading volumes for VAALCO’s listings on LSE and NYSE and TransGlobe's listings on TSX, AIM, and Nasdaw respectively, in million shares   Daily Value Traded 2022YTD (US$m)(3)  +428%  +437%  VAALCO Russell Index inclusion trading  Combination brings together two E&Ps with similar strong equity market performance  Combined Company better equipped to deliver sustainable growth and returns  Enhanced scale provides increased market visibility in E&P capital markets  Additional trading liquidity with a larger number of shares traded   >US$15m average daily trade across both companies in the 6 months pre-announcement  VAALCO’s NYSE and LSE listings promote transatlantic trading   Continued inclusion in the Russell Index in the US, promoting liquidity and index demand

 Potential for Increased Trading Multiples   Building size and scale to accretively grow value and support an enhanced return profile  US-Listed Peers(1)   Source: FactSet as at 7 August 2022   US peer group includes: Riley Exploration Permian, SandRidge Energy, W&T Offshore, Kosmos Energy. UK peer group includes: Seplat Energy, Tullow Oil, Diversified Energy Company   Last twelve month (LTM) data as of March 31, 2022  Excludes proceeds from VAALCO’s March 2022 lifting of US$44.6 million, which were received in April 2022.  US$226m  US$275m  US$505m  US$650m  US$658m  US$2,710m  US$1,282m  US$904m  US$820m  US$275m  US$226m  Average  2.00x  Average  3.36x  Average  3.18  Average  2.00x  Market   Cap  UK-Listed Peers(1)   Combination positions the Combined Company among larger peers that benefit from higher cash flow multiples; Combined Company further differentiated by a net cash balance sheet  EV / LTM EBITDA(2)  Net Debt / (Cash)  (3)   (3)   Slide 13  Trading at an EV/LTM EBITDA multiple of 3.0x or above would imply a 40%+ uplift in value to the combined market capitalizations of VAALCO and TransGlobe

 VAALCO entered into new costless collars in July 2022  Protects shareholder return and investment commitments to the market in the near-term   No hedges currently in place beyond 2022  No hedging required if RBLs are undrawn  Slide 14  Hedging Strategy Protects Cash Flow Generation   Opportunistically adding to portfolio to protect cash flow  1  0  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  Settlement Period  Type of Contract  Index  Barrels  Weighted Average Price  July 2022 - Sept. 2022  Swaps  Dated Brent  375,000  $76.53  Oct. 2022 - Dec. 2022  Costless Collars  Dated Brent  326,000  Floor US$70 / Ceiling US$122  VAALCO Crude Oil Hedges as of July 2022  TransGlobe Natural Gas Hedges as of July 2022  Settlement Period  Type of Contract  Remaining Volume (GJ)  Daily Volume (GJ)  Bought Put / Sold Call (C$/GJ)  July 2022 - Sept. 2022  Collars  358,800  3,900  2.50 / 3.10   Oct. 2022 - Dec. 2022  Collars  358,800  3,900  2.50 / 4.00

 Slide 15  Transaction Timeline  Completion expected in Q3/Q4 2022  Subject to shareholder approval and satisfaction of other closing conditions.  13 July   2022  Arrangement agreement signed – 13 July 2022  August 2022  Shareholder proxy documents filed with SEC and TSX  Q3 / Q4 2022  Shareholder meetings in September 2022; if subject to SEC review, November 2022  Q3 / Q4(1) 2022  UK prospectus publication   Q3 / Q4(1) 2022  Issuance of consideration shares and completion

 Slide 16  Experienced Team to Deliver Combination Benefits  Demonstrable track record of creating and delivering value to shareholders  >25 years’ experience in O&G  Founded Eland Oil & Gas Plc in 2009, served as CEO and Board member  Eland admitted to trading on AIM for £134.9m market cap and sold to Seplat Petroleum Development Company Plc in 2019 for £382m  Grew production at flagship asset, OML 40, from zero to over 22 mbopd (gross) when sold  Previously Nigerian general manager for Addax Petroleum, sold to Sinopec in 2009 for US$7.2 billion   Additional previous experience in Africa, Europe and North America, among other regions  Significant experience in executive leadership and as E&P board member   >25 years’ O&G experience   Experience spans capital markets, statutory reporting, taxation and compliance in numerous African countries  Previously CFO and board member for Eland Oil & Gas Plc, prior to its sale to Seplat Petroleum Development Company Plc  Previously Finance Director at Subsea Services and prior to this held roles at BJ Services and Baker Hughes  Roles include leading financial integration planning for Baker Hughes during the GE Oil & Gas merger  George Maxwell  Chief Executive Officer and Director  Ron Bain  Chief Financial Officer  Randy Neely   President and CEO  Geoff Probert   VP and COO   Eddie Ok  VP and CFO   TransGlobe team expected to continue for a 3-6 month transition period to support business integration and stability  VAALCO Executives  TransGlobe Executives  Combined Company CEO and CFO

 Andrew L. Fawthrop  Chairman   Slide 17  Strengthened Oversight and Governance  T  T  T  George Maxwell  Chief Executive Officer  Cathy Stubbs  Director  Fabrice Nze-Bekale  Director  David Cook  Director  Edward LaFehr  Director   Timothy Marchant  Director  Aspire Holdings, LLC    Independent Non-Executive Directors         Combined Board drawing on both companies to provide stewardship and continuity of independent oversight       

 Creating a Diversified African E&P Business Supporting Sustainable Growth & Shareholder Returns  ASSET OVERVIEWS

 Slide 19  Located onshore in Egypt’s Eastern Desert with 76,205 gross acreage position   Three previous PSCs were combined into one concession, ratified in early 2022  20-year (15-year primary + 5-year option) contract period  Improved fiscal terms to support future growth   US$50m minimum investment in each five-year period for the 15-year primary term  US$66m cost of merged concession (US$26m paid in 2022, four annual payments of US$10m remaining) as compensation to EGPC for reduced government take   US$67.5m receivable due to effective date adjustment   100% heavy oil production (~21° API gravity)  All production sent by pipeline to coastal storage facility where it is stored pending periodic liftings   Crude sold to both third parties and Egyptian government with payments received in USD and offsets (EGPC owned services and supply companies)  Egypt: Eastern Desert Merged Concession  Newly merged concession offering attractive fiscal terms to enable further development  TransGlobe  Asset Overview  100% WI Operator

 Slide 20  Drilled over 250 wells in past 10+ years  2P reserves (NRI) of 17.4 mmbbl; 1P (NRI): 12.4 mmbbl(1)   Including South Ghazalat 2P reserves (NRI) of 0.2 mmbbl; 1P reserves (NRI) of 0.2 mmbbl  2022E NRI production forecast at 6.6 – 7.2 mboe/d  Positioned for long-term value creation, with new fiscal terms allowing the assets to remain investible at lower oil prices  Advancing primary, secondary, and tertiary development programs to increase recoveries and production  Initial projects including K-field and Arta are being executed currently  Portfolio of incremental projects identified for maturation  Resource recovery opportunities could support a sustainable profitable runway over a 20-year period  Egypt: Positioned for Long-Term Value Creation  Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” and “Disclaimer – Oil & Gas Advisories Relating to TransGlobe” for more information.   Extended field life supports long term sustainable investment, including ESG projects  Hoshia  Hana/Hana W Fields  K-Field  H-Field  38A Field  E. Arta Field  M-Fiel  d  Arta Phase 1 Development Arta/East Arta Recompletes/optimization  Infill Drilling Recompletes/optimization Exploration  H-block Appraisal & Development Exploration  Optimization

 Slide 21  Egypt: Eastern Desert PSC Terms  Cost Oil – Company PSC expenditures are recovered out of 40% of all petroleum produced  Profit Oil – Of the remaining 60% of all petroleum produced (after cost recovery) the  production is shared between the Company and EGPC based on the above table  Excess Cost Oil – If Cost Oil above exceeds the actual allowable recoverable costs, this is Excess Cost Oil and is shared between the Company and EGPC (TransGlobe 15%)  Taxes - Captured in the net government entitlement oil share due to EGPC (no additional TransGlobe burden)  TransGlobe Oil Entitlement is the sum of Cost Oil, Profit Oil and Excess Cost Oil (if any)  BrentPriceUS$/bbl  Production (quarterly average)  ≤ 5,000 Bopd  > 5,000 Bopd and≤ 10,000 Bopd  > 10,000 Bopd  and ≤ 15,000  Bopd  > 15,000 Bopd  and ≤ 25,000  Bopd  > 25,000Bopd  EGPC  %  TG  %  EGPC  %  TG  %  EGPC  %  TG  %  EGPC  %  TG  %  EGPC  %  TG  %  ≤ 40 US$  67  33  68  32  69  31  70  30  71  29  > 40 and ≤ 60 US$  68  32  69  31  70  30  71  29  72  28  > 60 and ≤ 80 US$  70  30  71  29  72  28  74  26  76  24  > 80 and ≤ 100 US$  72.5  27.5  73  27  74  26  76  24  78  22  > 100 US$  75  25  76  24  77  23  78  22  80  20  Gross Production  Barrels Oil  Cost Oil  Profit Oil  Excess Cost Oil  40%  60%  85%  15%  Allocation per Table  100%  Cost oil > actual recoverable costs  Improved PSC terms enhance sustainable future investment

 Slide 22  Egypt: Effective Date Adjustment   Value benefit to TransGlobe is captured in recommended exchange ratio  Calculation of Amount   Upon execution of the Merged Concession, there was an effective date adjustment owed to TransGlobe for the difference between historic and Merged Concession agreement commercial terms applied against Eastern Desert production from the effective date of February 1, 2020  TransGlobe has recognized a receivable of US$67.5m at March 31, 2022, which represents the amount expected to be received from EGPC based on historical realized prices  Treatment in   Business Combination Valuation   The entire balance of US$67.5m has been captured in the business combination relative valuation analysis and implied exchange ratio, with TransGlobe’s shareholders receiving the full and appropriate benefit of this value item  Payment by Egyptian Authorities   The quantum of the effective date adjustment is currently being finalized with EGPC, the establishment of a final amount may be in the form of volume and / or value   Furthermore, the schedule for realizing value from the effective date adjustment is yet to be finalized and is likely to materialize over time in the form of offsets for materials and services provided to TransGlobe from EGPC owned / sister companies, through the receipt of Egyptian pounds and through possible overlifting from ongoing operations rather than a one-off payment by EGPC

 Slide 23  Canada: Harmattan Cardium Assets   A core play in the Western Canadian Sedimentary Basin (WCSB) with substantial potential remaining  Cardium assets in the WCSB covering 52,425 gross acres  WI Production  2022 Q1 production (NRI) of 2.1 mboepd(1)  2022 average production guidance (NRI) of 2.1 mboepd to 2.3 mboepd(2)(3)(4)  Reserves – 31 December 2021  1P – 8.4 mmboe (NRI)(5), 9.8 mmboe (WI)(2)(3)  2P – 16.9 mmboe (NRI)(5), 19.4 mmboe (WI)(2)(3)  − ~ 70% light oil and liquids on a Boe basis  Includes 821 bopd of Light and medium crude oil, 768 bopd of natural gas liquids, and 4,598 Mcf/d of conventional natural gas.  Reserve and production estimates were determined in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” and “Disclaimer – Oil & Gas Advisories Relating to TransGlobe” for more information.  Net Working Interest (“WI”) share of volumes before deduction of royalty.   2022 guidance production.  Net revenue interest (“NRI”) reserves are TransGlobe's working interest share after deduction of royalties.   See “Disclaimers – Oil & Gas Advisories Relating to TransGlobe”.  Asset Overview  5 miles  HARMATTAN  TGL Rights  2022 Drills  Plans to drill and complete 7 wells at South Harmattan in 2022   Medium-Term (2023+): focus on production maintenance and free cash flow growth across Harmattan sites   Potential to drill in excess of 80 locations over the next 4-6 years(6)  Synergies through centralized oil facility, owned gas infrastructure and a sales oil pipeline to reduce trucking   Development Plan

 Slide 24  Operator of Etame licences in Gabon with 63.6%(1) participating interest   Located in prolific South Gabon basin in shallow water (~85m)  46,300 gross acres; 27,200 net acres  Significant production potential:  Produced ~126 gross mmbbl to date   Production grown from 4,853 NRI bbl/d in FY’20 to 9,500 NRI bbl/d in March ’22  Stringent 1P reserves assumes no licence extension (2028), full abandonment expenditures (two subsequent 5-year extension options available post 2028)   2P reserves (NRI) of 17.0 mmboe(2)   Numerous undrilled opportunities at moderate drilling depths(1,800m to 2,900m TVD) into known reservoirs  Gabon: Etame Offshore License  Production from multiple reservoirs, wells and platforms, with recovery factors approaching or exceeding 50%  Gabon working interest is net of Tullow carried interest, participating interest would be 63.6% and Net Revenue Interest (NRI) includes deductions for the Gabonese national government and Tullow carried interest (51.2%)  2P reserves represent proved plus probable estimates after deduction of royalties and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information  58.8% WI(1) Operator  VAALCO  31.4% WI  Sinopec (Addax)  2.3% WI  PetroEnergy  Asset Overview

 Slide 25  Etame: Track Record of Success  Growing production and reserves through the drill bit, PSC extensions, increasing margins and extending field life  Consistent acreage extensions and seven successful drilling programs over 20 years and a long track record of growing reserves  80% exploration success rate  92% overall drilling success rate  Production from horizontal wells can exceed 5,000 bopd, with limited pressure drawdown and recovery factors of up to 50% or more  Successful development wells in 2021/2022 ongoing  Potential multi-year reserves growth opportunity runway identified  Infill drilling (Gamba and Dentale sands)  Satellite field tie-backs (~5)  Reserve adds from two 5-year options to extend PSC beyond 2028  Material margin increase and field life extension through FSO production solution, expected online in Q3 2022   Storage and offloading costs to reduce by ~50%  ~US$13-16 million net operational savings through life of field  Etame Marin: Gross Proved Estimated Ultimate Recovery(1)  Etame Marin: Gross Production  Represent gross proved estimates and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information.   Track record of reserve growth, with the potential to continue this trend through drilling, recovery and margin optimization, and field life extensions

 Slide 26  Etame: PSC Terms  Key Terms  Government back-in - Tullow  7.5% carried through June 2026, 10% thereafter  Abandonment  Abandonment fund fully funded through operations  Production and Development Term  10 yrs through 2028 plustwo 5 yr options  Profit Oil Split (BOPD)  Contractor  State  0 - 10,000  50%  50%  10,000 – 25,000  45%  55%  25,000 +  40%  60%  Attractive PSC with 80% cost recovery until 2028  Etame: Key Terms  Etame: Profit Oil Split  Gross Production  Barrels Oil  Cost Oil  Profit Oil  80% to Sep 2028  70% thereafter  (subject to a maximum of recoverable cost pool)  20% to Sep 2028  30% thereafter  Allocation per Table  100%  Royalty  13%  Government of Gabon  Net Production  87% of gross production

 Slide 27  Gabon: Provisional Offshore Blocks   Provisionally awarded two blocks in 12th Offshore Licensing Round in Gabon, subject to concluding PSC terms with the Gabonese government  Block G12-13 covers an area of 2,989 km2 and block H12-13 covers an area of 1,929 km2   2 exploration periods totaling 8 years which may be extended by two additional years  Adjacent to Etame and Dussafu, which are highly successful exploration, development and production projects   Etame operated by VAALCO; Dussafu operated by BW Energy  Over the past 20 years Etame and Dussafu have ~ 250 mmbbl discovered   During the first exploration period:  Intend to reprocess existing seismic and carry out a 3-D seismic campaign  Drilling one exploration well on each of the two blocks  In the event the consortium elects to enter the second exploration period, the consortium will be committed to drilling at least one exploration well on each block  37.5% WI Operator  BW Energy  37.5% WI  VAALCO  25% WI  Panoro Energy  Etame   Blocks Adjacent to Etame and Dussafu Producing Fields  Asset Overview  Additional Upside in Gabon Outside of Etame Adjacent to Existing Discoveries

 Slide 28  Equatorial Guinea: Block P   57,300 gross acres; 26,300 net acres  All wells drilled on Block P have oil shows or oil sands  PSC license period is for 25 years from date of approval of a development and production plan  GEPetrol carried through to 1st production, to be recovered from their share of production  Two significant discoveries in Venus and Europa, with additional prospectivity in the SW Grande prospect  Discoveries on Block were made by Devon, a prior operator/owner  In 2021, completed feasibility study of Venus standalone project  Plan of development pending EG government approval  EG approval would result in an addition to 1P reserves  45.9%(1) WIOperator  VAALCO  34.1% WI   Atlas  20% WICarried Interest  GEPetrol  Material Development Opportunity with Further Upside  Current Status  Accelerating value creation through a new core area   Participating interest of 45.87% inclusive of 2.87% which is awaiting Minister of Mines and Hydrocarbons approval of Amendment 4 of the PSC

 Slide 29  Actively Delivering Tangible Growth  1  0  [100 to 200[  [0 to 100[  [300 to 400[  [200 to 300[  400+  400+  400+  400+  400+  400+  Q3 ‘22  Q4 ‘22  Q1 ‘23  Q2 ‘23  Q3 ‘23  Q4 ‘23  Gabon - Etame  FSO Commences Operations  Well Drilling  Gabon & Equatorial Guinea   Block G12-13: PSC Negotiations  Block P: Field Development Plan   Egypt - Western Desert  K-Field Infill Drilling  K-Field Water Flood Test Well  H-Field Water Flood Program  H-Field Infill Drilling  Arta Phase 1 Drilling / Completions  Arta Phase 2 Drilling / Completions  Canada  Drilling  11 infill wells to be drilled between Q3’22 and Q2’23  1 WI well  2 WI wells  2 horizontal wells  H-Field step-out well  3 horizontal wells  7-10 wells per year, with the ability to scale up or down with macro environment  N. Tchibala 2H-ST  Ebouri 6H  Northeast Avouma  Note: Table is indicative only. Actual results may vary.  Combining two businesses with strong operational momentum and value creation catalysts

 Slide 30  Environmental, Social, Governance   Cultural alignment and shared track record for environmental stewardship enhances Combined Company’s ability to deliver an effective ESG agenda  Zero significant/reportable environmental incidents past 5/10 years  Scale enhances development of climate resilience strategies, including:  Defining investment programs to enhance emissions control  Targeted plan to reduce methane emissions  Access to renewable energy sources  Exceptional operational and process safety performance    Track record of significant socio-economic contributions to host countries:  Tax and royalty payments  Spend with national suppliers  Advanced workforce nationalization programs, in step with local content objectives  Social license to operate underpinned by proactive community and NGO engagement  Commitment to highest standard of transparent and ethical behavior  Zero reported policy non-compliance events/incidents  Full compliance with respective corporate governance codes to be maintained post-merger  Full alignment to SASB ESG reporting framework and engaged in TCFD program  Track Record and Commitment of Combined Group  VAALCO Select ESG Performance  Zero reportable hydrocarbon (oil) spills over c.20 year operating history  Undertook a comprehensive baseline study to manage and reduce carbon footprint  Launched wildlife inventory project in 2021  Contributed towards the installation of water wells, solar lights, and supply of medical equipment and rebuilding of schools in Gabon  TransGlobe Select ESG Performance  TRCF(1) reduction from 2.1 to 1.0 (2018-2021)  Currently assessing venting elimination and pump/heater power options  Established HSES(2) & integrity management system  Supported the purchase of 50 new houses for families affected by floods and the purchase and delivery of Covid relief packages in Egypt   TRCF: Total Recordable Case Frequency  HSES: Health Safety and Environmental Services  Environmental  Social  Governance

 Creating a Diversified African E&P Business Supporting Sustainable Growth & Shareholder Returns  SUMMARY

 Slide 32  Accelerating Shareholder Returns and Value Growth  Creating a world-class African-focused E&P supporting sustainable shareholder returns and growth  Declaration of dividends is subject to board approval. Equivalent dividend and buyback value per share calculated as US$ million value divided by the enlarged share capital of ~108 million based on each company’s vested outstanding shares as of the date of the arrangement agreement.  Aggregated figure prepared by management and not reviewed by competent person. Reserve figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. VAALCO’s 1P reserves estimates have been prepared in accordance with U.S. Standards. VAALCO’s 2P reserves estimates represent proved plus probable estimates are prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. TransGlobe’s 1P and 2P reserves estimates were determined in accordance with standards set out in Canadian Oil and Gas Evaluation Handbook (“COGEH”) and the reserves definitions contained in NI 51-101 Standards of Disclosure for Oil and Gas Activities (“NI 51-101”). See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information.  Complementary businesses creating a diversified, African-focused E&P  Complementary asset base spanning Gabon, Egypt, Equatorial Guinea and Canada, diversifying production and revenue  Robust net cash balance sheet providing a strong foundation for meaningful shareholder returns  Significant cash distribution: US$0.25/share through-cycle annual dividend and up to US$0.27/share equivalent post-completion buyback(1)  Step change in production and cash flows support sustainable returns and growth  Near doubling of production and synergy potential support significant cash generation for shareholder returns and growth investment   Material reserves and production with a high quality inventory of multi-year investment options   Significant 1P and 2P (NRI) reserve base of 32 and 51 mmboe with mid-point 2022 guidance production of 18.4 mboe/d (2)   Enlarged scale enhances investment proposition for the global capital markets  Scale and profile of combined group promotes increased market visibility and a significant uplift in trading liquidity   Proven team with anestablished track recordof value creation  Combines two companies with a strong record of value creation and returns, with both share prices gaining 400%+ over the past 2 years

 Creating a Diversified African E&P Business Supporting Sustainable Growth & Shareholder Returns  APPENDIX

 Slide 34  Appendix  Adjusted EBITDA  TransGlobe 2021 Production Split (Canadian Standards)  Working Interest Production  Product Sales  Egypt crude oil  bopd  10,578  11,202  Canada light and medium crude oil  bopd  758  758  Canada NGL  boepd  740  740  Canada conventional natural gas  mcfd  4,667  4,667  VAALCO(1)  TransGlobe(1)  Cash / Cash and cash equivalents  US$m  18.94  37.25  Long-term debt  US$m  -  (3.14)  Net cash  US$m  18.94  34.11  Net Cash  U.S.-GAAP / IFRS Reconciliation  TransGlobe  2021  2020  Net earnings (loss)  US$m  40.3  (77.4)  Add back:  Finance costs  US$m  1.1  2.5  Income tax expense - current  US$m  22.4  13.5  Depreciation, depletion and amortization  US$m  25.4  31.0  Impairment (reversal) loss  US$m  (31.5)  73.5  Non-cash or unusual items:  Share-based compensation  US$m  9.3  0.9           Adjusted EBITDA  US$m  67.1  44.1  VAALCO  2021  2020  Net income (loss)  US$m  81.8  (48.2)  Add back:  US$m  Impact of discontinued operations  US$m  0.1  0.1  Interest income, net  US$m  (0.0)  (0.2)  Income tax expense (benefit)  US$m  (22.2)  27.7  Depreciation, depletion and amortization  US$m  21.1  9.4  Impairment of proved crude oil and natural gas properties  US$m  -  30.6  Non-cash or unusual items:  US$m  Stock-based compensation  US$m  2.5  0.1  Gain on Sasol Acquisition, net  US$m  (5.2)  -  Other operating (income) expense, net  US$m  0.4  1.7  Bad debt expense and other  US$m  0.9  1.2  Adjusted EBITDA  US$m  79.4  22.4  VAALCO (US GAAP)(1)  2021  2020  Net income (loss)  US$m  81.8  (48.2)  Add back:  US$m  Impact of discontinued operations, net of tax  US$m  0.1  0.1  Interest income, net  US$m  (0.0)  (0.2)  Income tax expense (benefit)  US$m  (22.2)  27.7  Depreciation, depletion and amortization  US$m  21.1  9.4  Impairment of proved crude oil and natural gas properties  US$m  -  30.6  Non-cash or unusual items:  US$m  Stock-based compensation  US$m  2.5  0.1  Gain on Sasol Acquisition, net  US$m  (5.2)  -  Other operating (income) expense, net  US$m  0.4  1.7  Bad debt expense and other  US$m  0.9  1.2  Adjusted EBITDA  US$m  79.4  22.4  TransGlobe (IFRS)(1)  2021  2020  Net earnings (loss)  US$m  40.3  (77.4)  Add back:  Finance costs  US$m  1.1  2.5  Income tax expense - current  US$m  22.4  13.5  Depreciation, depletion and amortization  US$m  25.4  31.0  Impairment (reversal) loss  US$m  (31.5)  73.5  Non-cash or unusual items:  Share-based compensation  US$m  9.3  0.9           Adjusted EBITDA  US$m  67.1  44.1  Numbers may not sum due to rounding.

 Slide 35  Appendix  Reserves and production figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. See “Disclaimer - Caution to U.S. and Canadian Investors Regarding Management’s Reserve Estimates.” for more information.   Reserve Disclosure(1)  VAALCO  TransGlobe  Gabon  Egypt  Canada  1P Net Revenue Interest   11.2 mmbbl (U.S.)  12.4 mmbbl  8.4 mmboe  1P Working Interest  12.9 mmbbl (UK)  18.2 mmbbl  9.8 mmboe  2P Net Revenue Interest  17.0 mmbbl (UK)  17.4 mmbbl  16.9 mmboe  2P Working Interest  19.5 mmbbl (UK)  26.7 mmbbl  19.4 mmboe  TransGlobe 2021 Production Split (Canadian Standards)  Working Interest Production  Product Sales  Egypt crude oil  bopd  10,578  11,202  Canada light and medium crude oil  bopd  758  758  Canada NGL  boepd  740  740  Canada conventional natural gas  mcfd  4,667  4,667  Reserves & Production Disclosure

 Slide 36  Disclaimers  No Offer or Solicitation   This investor presentation (“Presentation”) shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed arrangement (“proposed arrangement”) between VAALCO Energy, Inc. (“VAALCO”) or TransGlobe Energy Corporation (“TransGlobe”). This Presentation is for information purposes only and shall not constitute a recommendation to participate in the proposed arrangement or to purchase any securities. This document does not constitute an offer to sell or issue, or the solicitation of an offer to buy, acquire or subscribe for any securities in any jurisdiction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or by means of a prospectus approved by the Financial Conduct Authority, or an exemption therefrom. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed arrangement and for no other purpose. The information herein does not purport to be all-inclusive. Please refer to the arrangement agreement between TransGlobe and VAALCO dated July 13, 2022, plan of arrangement and other related transaction documents for the full terms of the arrangement. Please also refer to the “Important Information About the Proposed Arrangement and Where to Find It” paragraph below. Neither VAALCO, TransGlobe nor any of their respective affiliates have any obligation to update this Presentation. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding the proposed arrangement. Recipients of this Presentation should each make their own evaluation of VAALCO, TransGlobe and the proposed arrangement and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.  Industry Data  Information contained in this Presentation concerning the industry and markets in which either VAALCO or TransGlobe operates, including any general expectation, market position, market opportunity and market size, is based on information from either management’s estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. In some cases, VAALCO and TransGlobe may not expressly refer to the sources from which this information is derived. Management estimates are derived from industry and general publications; research, surveys and studies conducted by third parties; VAALCO’s and TransGlobe’s knowledge of the industry; and assumptions based on such information and knowledge, all of which VAALCO and TransGlobe believe to be reasonable. In addition, assumptions and estimates relating to VAALCO, TransGlobe and their respective industries’ future performances are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause their future performances and actual market growth, opportunity and size and the like to differ materially from the underlying assumptions and estimates. None of VAALCO, TransGlobe or their affiliates have independently verified any of the data from independent third party sources referred to in this Presentation or ascertained the underlying assumptions relied upon by such sources.  Trademarks and Trade Names  VAALCO and TransGlobe own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with VAALCO or TransGlobe, or an endorsement or sponsorship by or of VAALCO or TransGlobe. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that VAALCO or TransGlobe will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.  Use of Projected Financial Information  This Presentation contains projected financial information with respect to VAALCO and TransGlobe, namely Adjusted EBITDA and expected production. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors and the independent registered public accounting firms of VAALCO and TransGlobe have not audited, reviewed, compiled or performed any procedures with respect to the projected financial information for the purpose of their inclusion in this Presentation, and accordingly, none of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. No undertaking is made to update any projected financial information , except as required by applicable law.  Use of Non-GAAP and Other Financial Measures  Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and net cash, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) or with the International Standards of Financial Reporting (“IFRS”). VAALCO and TransGlobe believe these non-GAAP, non-IFRS, or other financial measures of financial results, respectively, provide useful information to management and investors regarding certain financial and business trends relating to each of VAALCO’s and TransGlobe’s financial condition and results of operations. VAALCO and TransGlobe believe that the use of these non-GAAP, non-IFRS, or other financial measures, respectively, provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing each of VAALCO’s and TransGlobe’s financial measures with other similar companies, many of which present similar non-GAAP, non-IFRS, or other financial measures to investors. Each of VAALCO’s and TransGlobe’s management does not consider these non-GAAP, non-IFRS, or other financial measures, respectively, in isolation or as an alternative to financial measures determined in accordance with GAAP or IFRS, as the case may be. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP or IFRS to be recorded in VAALCO’s and TransGlobe’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these financial measures. In order to compensate for these limitations, Each of VAALCO’s and TransGlobe’s management presents non-GAAP financial or other financial measures in connection with GAAP or IFRS results.  Net Cash  Net cash is a non-GAAP financial measure that does not have any standardized meaning under IFRS/US GAAP and therefore may not be comparable to similar measures presented by other companies. TransGlobe considers net cash to be a key measure to assess TransGlobe’s liquidity position at a point in time. The most directly comparable GAAP measure for net cash is cash and cash equivalents. Net cash is equal to total cash and cash equivalents less long-term debt. TransGlobe’s net cash position at March 31, 2022 of US$34 million was determined by taking the March 31, 2022 cash balance of US$37 million, less long-term debt of US$3 million at March 31, 2022. VAALCO’s net cash position at March 31, 2022 of US$19 million was equal to the March 31, 2022 cash and equivalent balance.

 Slide 37  Disclaimers (cont.)  Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates  Aggregated reserves figures prepared by management and not reviewed by competent person as required by local requirements. Reserve estimates of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable in all relevant respects. References to reserves in this Presentation represent crude oil and natural gas reserves only and, in each case, prepared by VAALCO management and TransGlobe management. VAALCO’s 1P reserves, net of royalties, were prepared in accordance with United States Financial Accounting Standards Board’s (“FASB”) ASC Topic 932 – Extractive Activities – Oil and Natural Gas under U.S. GAAP and subpart 1200 of Regulation S-K promulgated by the SEC (the “U.S. Standards”). VAALCO’s proved reserves “1P” on a working interest basis prior to deduction of royalties and VAALCO’s proved plus probable “2P” reserves represent estimates prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers as of December 31, 2021 using escalated crude oil price and cost assumptions made by VAALCO’s management. The U.S. Standards definitions of proved and probable reserves are different from the definitions contained in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers as of December 31, 2021 and from Canadian National Instrument 51-101 – Standards of Disclosure for Oil and Gas Activities (“NI 51-101”). As a result, VAALCO's 1P working interest and 2P reserves may not be comparable to U.S. Standards or Canadian standards. The U.S. Standards require United States oil and gas reporting companies, in their filings with the SEC, to disclose only proved reserves after the deduction of royalties and production due to others but permits the optional disclosure of probable and possible reserves in accordance with SEC’s definitions. VAALCO’s 2P reserves may differ from the U.S. Standards and Canadian standards definitions of proved and probable reserves. Management of VAALCO uses 1P working interest and 2P reserves as a measurement of operating performance because it assists management in strategic planning, budgeting and economic evaluations and in comparing the operating performance of VAALCO to other companies. Management of VAALCO believes that the presentation of VAALCO's 1P working interest and 2P reserves and of the combined reserves is useful to its international investors, particularly those that invest in companies trading on the LSE, in order to better compare such reserves information to other LSE-traded companies that report similar measures. VAALCO also believes that this information enhances its investors’ and securities analysts’ understanding of its business. However, 1P working interest and 2P reserves should not be used as a substitute for proved reserves calculated in accordance with the definitions prescribed by the SEC. In evaluating VAALCO’s business, investors should rely on VAALCO’s SEC proved reserves and consider 1P working interest and 2P reserves only supplementally.  Additionally, TransGlobe’s reserves were determined in accordance with the standards set out in the Canadian Oil and Gas Evaluation Handbook (the “COGEH”) and the reserves definitions contained in NI 51-101, as required for a Canadian reporting issuer under Canadian securities laws, and the 1P and 2P reserves estimates of VAALCO were not. The forecast of prices, inflation and exchange rates utilized in the TransGlobe reserves information were computed using the average of the forecasts of GLJ Ltd., McDaniel & Associates Consultants Ltd. and Sproule Associates Limited each dated January 1, 2022. None of VAALCO, TransGlobe, or either of their respective qualified independent reserves evaluators has been involved in the preparation of the other company’s reserve estimates. Neither of VAALCO’s nor TransGlobe’s independent reserves evaluators have been involved with the preparation of the combined reserves information in this document. In addition to being a reporting issuer in all provinces of Canada, TransGlobe is a registrant with the SEC but is permitted to present disclosure of its reserves information in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. Estimates of reserves and future net revenue made in accordance with COGEH and NI 51-101 will differ from corresponding measures prepared in accordance with the U.S. Standards and those differences may be material. COGEH and NI 51-101, for example, require disclosure of reserves and related future net revenue estimates based on forecast prices and costs, whereas the U.S. Standards require that reserves and related future net revenue be estimated using average prices for the previous 12 months and that the standardized measure reflect discounted future net income taxes related to VAALCO’s operations. In addition, COGEH and NI 51-101 permit the presentation of reserves estimates on a “company gross” basis, representing TransGlobe’s working interest share before deduction of royalties, whereas the U.S. Standards require the presentation of net reserve estimates after the deduction of royalties and similar payments. There are also differences in the technical reserves estimation standards applicable under NI 51-101 and, pursuant thereto, the COGEH, and those applicable under the U.S. Standards. NI 51-101 requires that proved undeveloped reserves be reviewed annually for retention or reclassification if development has not proceeded as previously planned, while the U.S. Standards specify a five-year limit after initial booking for the development of proved undeveloped reserves. Finally, the SEC prohibits disclosure of oil and gas resources in SEC filings, including contingent resources, whereas Canadian securities regulatory authorities allow disclosure of oil and gas resources. Resources are different than, and should not be construed as, reserves. The foregoing is not an exhaustive summary of Canadian, U.S. or U.K. reserves reporting requirements. The management information circular to be prepared for the TransGlobe shareholder meeting will contain COGEH compliant reserves disclosure for VAALCO and for TransGlobe and such information, including any combined reserves information contained therein, shall replace the estimates contained in this document. VAALCO and TransGlobe did not construct a consolidated reserves report for the combined business. Therefore, the actual reserve of the combined business, may differ from the pro forma reserves for a number of reasons.  U.S. GAAP to IFRS Differences   The financial information of TransGlobe included in this Presentation has been prepared in accordance with International Financial Reporting Standards (as promulgated by the International Accounting Standards Board) ("IFRS"). Certain differences exist between IFRS and GAAP, which might be material to the financial information presented in this presentation.  Important Information About the Proposed Arrangement and Where to Find It   In connection with the proposed arrangement, VAALCO intends to file preliminary and definitive proxy statements with the SEC. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of VAALCO as of the record date established for voting on the proposed arrangement and will contain important information about the proposed arrangement and related matters. Stockholders of VAALCO and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with VAALCO’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO’s common stock in connection with the proposed arrangement because the proxy statement will contain important information about VAALCO, TransGlobe and the proposed arrangement. When available, the definitive proxy statement will be mailed to VAALCO’s stockholders as of a record date to be established for voting on the proposed arrangement. Stockholders will also be able to obtain, without charge, copies of (i) the proxy statement, once available, (ii) the other filings with the SEC that have been incorporated by reference into the proxy statement and (iii) other filings containing information about VAALCO, TransGlobe and the proposed arrangement, at the SEC’s website at www.sec.gov or by directing a request to: VAALCO Energy, Inc., 9800 Richmond Avenue, Suite 700, Houston, TX 77042, Attention: Secretary, telephone: (713) 623-0801.  Certain Canadian Regulatory Matters  In connection with the proposed arrangement, TransGlobe has filed a copy of the Arrangement Agreement on its profile on SEDAR (www.sedar.com). Further, TransGlobe intends on mailing to its shareholders a management information circular and other relevant documents as of the record date established for voting on the proposed arrangement, which will contain important information about the proposed arrangement and related matters. Shareholders of TransGlobe are advised to read, when available, the management information circular in connection with TransGlobe's solicitation of proxies for the meeting of TransGlobe shareholders to approve the proposed arrangement. When finalized, the management information circular will be mailed to TransGlobe shareholders as of record date to be established for voting on the proposed arrangement. Shareholders will also be able to obtain copies of the management information circular on TransGlobe's SEDAR profile (www.sedar.com).  Important Notice to UK investors  This Presentation has not been approved by an authorised person in the UK in accordance with Section 21 of the Financial Services and Markets Act 2000 as amended (“FSMA”). This Presentation does not constitute, and the Company is not making, an offer of transferable securities to the public within the meaning of section 102 (B) of FSMA and in the UK it is being delivered for information purposes only to a very limited number of persons and companies who are ‘qualified investors’ within the meaning of section 86 (7) of FSMA purchasing as principal or in circumstances under section 86 (2) of FSMA, as well as persons who have professional experience in matters relating to investments and who fall within the category of persons set out in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 as amended (the “Order”) or are high net worth companies within the meaning set out in Article 49 of the Order or are otherwise permitted to receive it (the “Relevant Persons”). In the UK this Presentation is directed only at Relevant Persons and must not be acted on or relied upon by persons who are not Relevant Persons.

 Slide 38  Disclaimers (cont.)  Participants in the Proposed Arrangement Solicitation  VAALCO, TransGlobe and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VAALCO’s stockholders in connection with the proposed arrangement. VAALCO’s stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of VAALCO in VAALCO’s 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022, its proxy statement relating to its 2022 Annual Meeting of Stockholders filed with the SEC on April 22, 2022 and other relevant materials filed with the SEC when they become available; and (ii) regarding TransGlobe’s directors and officers in TransGlobe’s 2021 Annual Information Form, which is attached as Exhibit 99.1 to Form 40-F, filed with the SEC on March 17, 2022 and other relevant materials filed with the SEC when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VAALCO’s stockholders in connection with the proposed arrangement will be set forth in the proxy statement for the proposed arrangement when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed arrangement will be included in the proxy statement that VAALCO intends to file with the SEC.   Forward-Looking Statements  This Presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “forecast,” “outlook,” “aim,” “target,” “will,” “could,” “should,” “may,” “likely,” “plan,” “probably” or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Presentation include, but are not limited to, statements relating to (i) the proposed arrangement and its expected terms, timing and closing, including receipt of required approvals, if any, satisfaction of other customary closing conditions and expected changes and appointments to the executive team and board of directors; (ii) estimates of pro-forma reserves and future drilling, production and sales of crude oil and natural gas; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO’s ability to effectively integrate assets and properties it may acquire as a result of the proposed arrangement into VAALCO’s operations; (v) expectations regarding future exploration and the development, growth and potential of VAALCO’s and TransGlobe’s operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vi) expectations regarding future investments or divestitures; (vii) expectations of future dividends and returns to stockholders including share buybacks; (viii) expectations of future balance sheet strength and credit ratings including pro forma financial metrics; (ix) expectations future equity and enterprise value; (x) expectations regarding of the continued listing of VAALCO’s common stock on The New York Stock Exchange, and London Stock Exchange, and de-listing of TransGlobe’s shares from Nasdaq, Toronto Stock Exchange and AIM; (xi) expectations regarding the percentage share of the combined company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders; (xii) expectations of future plans, priorities and focus and benefits of the proposed arrangement and the Combined Company; (xiii) the combined group's environmental, social and governance related focus and commitments, and the anticipated benefits to be derived therefrom; (xiv) terms of hedging contracts; and (xv) expectations relating to resource potential and the potential to add reserves. Additionally, statements relating to “reserves” are deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, that the reserves described exist in the quantities predicted or estimated and can be profitably produced in the future. Forward-looking statements regarding the percentage share of the Combined Company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders have been calculated based on each company’s vested outstanding shares as of the date of the Arrangement Agreement.   Dividends of VAALCO beyond Q3 2022 have not yet been approved or declared by the board of directors. VAALCO management’s expectations with respect to future dividends, annualized dividends or other returns to stockholders, including share buybacks, are forward-looking statements. Investors are cautioned that such statements with respect to future dividends and share buybacks are non-binding. The declaration and payment of future dividends or the terms of any share buybacks remain at the discretion of the board of directors of VAALCO and will be determined based on VAALCO’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, crude oil and natural gas prices, and other factors deemed relevant by the board of directors of VAALCO. The board of directors of VAALCO reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on VAALCO common stock, the board of directors of VAALCO may revise or terminate the payment level at any time without prior notice.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals (if any) of the proposed arrangement; the ability to complete the proposed arrangement on anticipated terms and timetable; the possibility that various closing conditions for the arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of VAALCO or TransGlobe; the tax treatment of the proposed arrangement in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of asses to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the proposed arrangement may not increase VAALCO’s relevance to investors in the international E&P industry, increase capital market access through scale and diversification or provide liquidity benefits for shareholders; and other risks described (i) under the caption “Risk Factors” in VAALCO’s 2021 Annual Report on Form 10-K, filed with the SEC on March 11, 2022; and (ii) in TransGlobe’s 2021 Annual Report on Form 40-F, filed with the SEC on March 17, 2022 or TransGlobe's annual information form for the year ended December 31, 2021 dated March 17, 2022. Neither VAALCO nor TransGlobe is affirming or adopting any statements or reports attributed to the other (including prior oil and gas reserves information) in this Presentation or made by the other outside of this Presentation. More information on potential factors that could affect VAALCO’s or TransGlobe’s financial results will be included in the preliminary and the definitive proxy statements that VAALCO intends to file with the SEC in connection with VAALCO’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO’s common stock in connection with the proposed arrangement. There may be additional risks that neither VAALCO nor TransGlobe presently knows, or that VAALCO or TransGlobe currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements.   In addition, forward-looking statements reflect VAALCO’s and TransGlobe’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. No obligation is being undertaken to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  Certain Assumptions Relating to Forward Looking Statements  Forward-looking statements or information are based on a number of factors and assumptions which have been used to develop such statements and information but which may prove to be incorrect. Although TransGlobe and VAALCO believe the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because TransGlobe and VAALCO can give no assurance that such expectations will prove to be correct. Many factors could cause actual results to differ materially from those expressed or implied in any forward-looking statements contained herein.  In addition to other factors and assumptions which may be identified in this presentation, assumptions have been made regarding, among other things, anticipated production volumes; the timing of receipt of regulatory and shareholder approvals for the arrangement; the ability of the combined business to realize the anticipated benefits of the arrangement; ability to effectively integrate assets and property as a result of the arrangement; ability to obtain qualified staff and equipment in a timely and cost-efficient manner; regulatory framework governing royalties, taxes and environmental matters in the jurisdictions in which TransGlobe and VAALCO conducts and the combined business will conduct its business; future capital expenditures; future sources of funding for capital programs; current commodity prices and royalty regimes; future exchange rates; the price of oil; the impact of increasing competition; conditions in general economic and financial markets; availability of drilling and related equipment; effects of regulation by governmental agencies; future operating costs; uninterrupted access to areas of operation and infrastructure; recoverability of reserves and future production rates; the combined business will have sufficient cash flow, debt and equity sources or other financial resources required to fund its capital and operating expenditures and requirements as needed; results of operations will be consistent with expectations; current or, where applicable, proposed industry conditions, laws and regulations will continue in effect; the estimates of reserves and resource volumes and the assumptions related thereto are accurate in all material respects; and other matters.

 Slide 39  Disclaimers (cont.)  Oil & Gas Advisories Relating to TransGlobe  Reserves  The estimates of TransGlobe's December 31, 2021 reserves set forth in this presentation have been prepared by GLJ Ltd. (“GLJ”), an independent qualified reserves evaluator, as of December 31, 2021 in accordance with NI 51-101 and the COGEH and using the forecast of prices, inflation and exchange rates computed using the average of the forecasts of GLJ Ltd., McDaniel & Associates Consultants Ltd. and Sproule Associates Limited each dated January 1, 2022.   Drilling locations  This Presentation discloses drilling inventory in three categories: (i) proved locations; (ii) probable locations; and (iii) unbooked locations. Proved locations and probable locations are derived from GLJ Ltd.'s reserves evaluation as of December 31, 2021 and account for drilling locations that have associated proved and/or probable reserves, as applicable. Of the 80 drilling locations identified herein, 6 are proved locations, 13 are probable locations and 61 are unbooked locations.  Unbooked locations are internal estimates based on TransGlobe's prospective acreage and an assumption as to the number of wells that can be drilled per section based on industry practice and internal review. Unbooked locations do not have attributed reserves or resources. Unbooked locations consist of drilling locations that have been identified by management as an estimation of TransGlobe's multi-year drilling activities based on evaluation of applicable geologic, seismic, engineering, production and reserves information. There is no certainty that TransGlobe will drill all of these drilling locations and if drilled there is no certainty that such locations will result in additional oil and gas reserves, resources or production. The drilling locations on which TransGlobe drills wells will ultimately depend upon the availability of capital, regulatory approvals, seasonal restrictions, oil and natural gas prices, costs, actual drilling results, additional reservoir information that is obtained and other factors. While certain of the unbooked drilling locations have been de-risked by drilling existing wells in relative close proximity to such unbooked drilling locations, other unbooked drilling locations are farther away from existing wells where management has less information about the characteristics of the reservoir and therefore there is more uncertainty whether wells will be drilled in such locations and if drilled there is more uncertainty that such wells will result in additional oil and gas reserves, resources or production.  "BOEs" may be misleading, particularly if used in isolation. A BOE conversion ratio of six thousand cubic feet of natural gas to one barrel of oil equivalent (6 mcf: 1 bbl) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different from the energy equivalency of 6:1, utilizing a conversion on a 6:1 basis may be misleading as an indication of value.  The estimates of reserves and future net revenue for individual properties may not reflect the same confidence level as estimates of reserves and future net revenue for all properties, due to the effects of aggregation.  Evercore Partners International LLP ("Evercore"), acts as financial adviser to TransGlobe. Evercore acts solely for TransGlobe, and will not be responsible to anyone other than TransGlobe for providing the protections afforded to its customers or for advising any other person in relation to the contents of this Presentation or on any transaction or arrangement referred to in this Presentation. Evercore has not authorised the contents of this Presentation (or any part of it) and no representation or warranty (express or implied) is made, or liability accepted, by Evercore as to any of the contents of this Presentation without prejudice to any liability for, or remedy in respect of, fraudulent misrepresentation.     Stifel, Nicolaus & Company, Incorporated ("Stifel"), acts as financial adviser to VAALCO. Stifel acts solely for VAALCO, and will not be responsible to anyone other than VAALCO for providing the protections afforded to its customers or for advising any other person in relation to the contents of this Presentation or on any transaction or arrangement referred to in this Presentation. Stifel has not authorised the contents of this Presentation (or any part of it) and no representation or warranty (express or implied) is made, or liability accepted, by Stifel as to any of the contents of this Presentation without prejudice to any liability for, or remedy in respect of, fraudulent misrepresentation.

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